As filed with the Securities and Exchange Commission on January 28, 2002.

                                                           Registration No. 333-

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                         SeaChange International, Inc.
            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                                           04-3197974
(State or Other Jurisdiction of                            (IRS Employer
 Incorporation or Organization)                           Identification No.)


              124 Acton Street, Maynard, MA 01754, (978) 897-0100
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                          William C. Styslinger, III
                Chairman, President and Chief Executive Officer
                         SeaChange International, Inc.
                               124 Acton Street
                               Maynard, MA 01754
                                (978) 897-0100
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent For Service)


                                  Copies to:

   William B. Simmons, Jr., Esq.                        Keith F. Higgins, Esq.
  TESTA, HURWITZ & THIBEAULT, LLP                           ROPES & GRAY
        125 High Street                                One International Place
    Boston, Massachusetts 02110                      Boston, Massachusetts 02110
         (617) 248-7000                                    (617) 951-7000

  Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement as determined by market conditions and other factors.
  If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Reg No. 333-74534
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

         Title of                                   Proposed Maximum  Proposed Maximum
          Shares                  Amount to          Offering Price      Aggregate         Amount of
     to be Registered           Be Registered*        Per Share        Offering Price   Registration Fee
--------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value    683,573 shares           $28.99          $19,816,781         $1,823.15
--------------------------------------------------------------------------------------------------------

* Includes 89,162 shares that the underwriters have an option to purchase to cover over-allotments.

     THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(B) UNDER THE SECURITIES ACT OF 1933.

     The undersigned registrant hereby incorporates by reference herein the contents of registration statement no. 333-74534. This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to register an additional 683,573 shares of common stock.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF MAYNARD AND COMMONWEALTH OF MASSACHUSETTS ON JANUARY 28, 2002.


                                SEACHANGE INTERNATIONAL, INC.



                                By: /s/ William L. Fiedler
                                    ------------------------------------
                                           WILLIAM L. FIEDLER
                              CHIEF FINANCIAL OFFICER, SECRETARY, TREASURER AND
                                VICE PRESIDENT, FINANCE AND ADMINISTRATION


                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              Signature                             TITLES                         DATE
-------------------------------------  ---------------------------------  ----------------------

                 *                      President, Chief Executive         January 28, 2002
-------------------------------------   Officer, Director and Chairman
     WILLIAM C. STYSLINGER, III         (Principal Executive Officer)


                                       Chief Financial Officer,              January 28, 2002
                                       Secretary, Treasurer and Vice
                                       President, Finance and
     /s/ William L. Fiedler            Administration (Principal
-------------------------------------  Financial Officer and Principal
       WILLIAM L. FIEDLER              Accounting Officer)



                *                      Director                              January 28, 2002
-------------------------------------
       MARTIN R. HOFFMANN

                *                      Director                              January 28, 2002
-------------------------------------
         THOMAS F. OLSON
                                                                             January 28, 2002
                *                      Director
-------------------------------------
          CARMINE VONA

  The undersigned, William L. Fiedler, by signing his name hereto, does hereby execute this registration statement on behalf of each of the above-named persons pursuant to powers of attorney executed by such persons and filed with the Securities and Exchange Commission in the registrant's registration statement on Form S-3 (No. 333-74534).

                                  *By:/s/ William L. Fiedler
                                      -------------------------
                                      William L. Fiedler
                                      Attorney-in-fact

                                 EXHIBIT INDEX

Exhibit No.                                Description
-----------      ---------------------------------------------------------------


1.1*             --Form of Underwriting Agreement.

4.1              --Specimen certificate representing the Common Stock (filed as
                 Exhibit 4.1 to the Company's Registration Statement on Form S-1 previously filed on November 4, 1996 with the Commission (File No. 333-12233) and incorporated herein by reference).

4.2 --Amended and Restated Certificate of Incorporation of the Company (filed as Exhibit 3.3 to the Company's Registration Statement on Form S-1 previously filed on November 4, 1996 with the Commission (File No. 333-12233) and incorporated herein by reference).

4.3 --Certificate of Amendment, filed May 25, 2000 with the Secretary of State in the State of Delaware, to the Amended and Restated Certificate of Incorporation of the Company (filed as
                 Exhibit 4.2 to the Company's registration statement on Form S-3 previously filed on December 6, 2000 with the Commission (Filed No. 333-51386) and incorporated herein by reference).

5.1              --Opinion of Testa, Hurwitz & Thibeault, LLP.

23.1             --Consent of PricewaterhouseCoopers LLP

23.2             --Consent of Testa, Hurwitz & Thibeault, LLP (included in
                 Exhibit 5.1)

* Previously filed with the registrant's Registration Statement on Form S-3 (Registration Statement No. 333-74534)